U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



Date of Report (Date of
Earliest Event Reported):  September 16, 1998


                               Annie's Homegrown, Inc.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)

                                     Delaware
                    ----------------------------------------------
                    (State or Other Jurisdiction of Incorporation)

         33-9382-LA                                       06-1258214
  ------------------------                        --------------------------
  (Commission File Number)                        (I.R.S. Employer I.D. No.)

                  395 Main Street, Wakefield, Massachusetts 01880
           ------------------------------------------------------------
           (Address of Principal Executive Offices, Including Zip Code)

                                 (781) 224-1172
               ----------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
           -------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events.
------       ------------

                  Annie's Homegrown, Inc. announced on September 16, 1998
             that it has engaged McCabe, Mintz & Company, L.L.C. to assist the Company in exploring strategic opportunities to maximize stockholder value. McCabe, Mintz & Company, L.L.C. is an invest-ment banking firm located in Greenwich, Connecticut that focuses on the consumer products industry.



                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANNIE'S HOMEGROWN, INC.



Date:  September 23, 1998                  By: /s/ Neil Raiff
                                               ----------------------------
                                               Neil Raiff
                                               Chief Financial Officer